UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 29, 2006

CHEMOKINE THERAPEUTICS CORP.

(Exact name of registrant as specified in charter)

Delaware	333-117858	33-0921251
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6190 Agronomy Road, Suite 405 Vancouver, British Columbia	V6T 1Z3
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (604) 822-0301

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.

On March 29, 2006, Chemokine Therapeutics Corp. (“the Registrant”) issued a press release announcing the audited financial and operating results of the year ended December 31, 2005.

ITEM 9.01. Financial Statements and Exhibits.

a.

Not applicable.

b.

Not applicable.

c.

Exhibits.

Exhibit Number	Description of Exhibit
99.1	On March 29, 2006, Chemokine Therapeutics Corp. (“the Registrant”) issued a press release announcing the audited financial and operating results of the year ended December 31, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 29, 2006	Chemokine Therapeutics Corp., a Delaware corporation By: /s/ David Karp David Karp Chief Financial Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	On March 29, 2006, Chemokine Therapeutics Corp. (“the Registrant”) issued a press release announcing the audited financial and operating results of the year ended December 31, 2005.

Exhibit 99.1

FOR IMMEDIATE RELEASE	TSX: CTI & OTCBB: CHKT

CHEMOKINE THERAPEUTICS ANNOUNCES 2005 FINANCIAL AND OPERATING RESULTS

Vancouver, BC (March 29, 2006) – Chemokine Therapeutics Corp. (the Company) (Toronto Stock Exchange: CTI; OTCBB: CHKT), a biotechnology company developing peptide-based therapies to treat cancer, blood disorders, cardiovascular and infectious disease, today announced the financial and operating results of the year ended December 31, 2005.

Chemokine Therapeutics achieved a number of important milestones in its first year operating as a public company including:

•

Release of results of phase I clinical trials for the Company’s immune booster drug CTCE-0214 in healthy volunteers:  the Company confirmed that the safety profile and efficacy results from the phase I trial of CTCE-0214 warrant continued development;

•

Granting of orphan-drug designation assigned to CTCE-9908 for the treatment of osteogenic sarcoma.  With orphan-drug designation, the Company may benefit from the availability of additional regulatory and clinical resources in the development of CTCE-9908;

•

Expansion of intellectual property with the granting of two U.S. patents relating to therapeutic composition and methods of use of the Company’s anti-cancer compound, CTCE-9908, in the treatment of cancer and inhibition of angiogenesis;

•

Expansion of trading markets through the Over-The-Counter Bulletin Board (OTCBB) for the Company’s common shares, intended to facilitate trading and liquidity in the US market.

•

Strengthening of the Company’s Scientific and Clinical Advisory boards with the addition of Dr. Shahin Rafii, a world-renowned stem cell researcher from Cornell University Medical College, New York;

•

Initiation of a three stage phase I clinical study for CTCE-0214 to enable the Company to evaluate the safety, pharmacodynamics, and pharmacokinetic profile of CTCE-0214 as a single dose and a multi-dose, and in combination with granulocyte colony stimulating factor (G-CSF);

•

Completion of pre-clinical toxicology studies, regulatory filings and compound manufacturing required to commence a phase Ib/II clinical trial.

“2005 was a significant year for our Company” said Dr. Hassan Salari, President and CEO of Chemokine Therapeutics.  "We completed our second clinical trial and demonstrated that our compound CTCE-0214 had biological activity in humans.  In addition, we continued to make progress with our research and development efforts by identifying promising new therapeutic applications based on chemokine biology and by building a number of world class research collaborations.  We look forward to the results of two clinical trials underway for our two lead compounds, CTCE-9908 and CTCE-0214 expected later this year.”

Financial Results - Audited

(All amounts in U.S. dollars and in accordance with U.S. GAAP unless otherwise specified)

We incurred a net loss of $6,020,166 ($0.19 per share) during the twelve months ended December 31, 2005 compared to a net loss of $3,095,240 ($0.26 per share) during the same period in 2004. The increase in our net loss was principally due to the increase in research and development expenses and general and administrative expenses as described below.

Research and development expenses were $3,697,005 during the twelve months ended December 31, 2005, compared to $1,786,427 recorded for the twelve months ended December 31, 2004.  Research and development expenses in the current year were primarily attributable to preclinical and clinical studies and manufacturing of our two lead compounds CTCE-9908 and CTCE-0214 for clinical trials.  Other research expenses included research staff salaries and the costs of regulatory filings.

General and administrative expenses were $2,667,290 for the twelve months ended December 31, 2005, compared to $1,284,501 in the prior year.  The increase reflects higher professional fees for accounting and legal services and additional salary costs for employees we hired to assist us in managing the growth of our company as well as with the compliance as a publicly reporting company under Canadian and U.S. securities laws.  Other general and administrative expenses included patent costs, consulting, marketing and promotion expenses incurred for investor relations and business development.

A higher market share price at the end of the year compared to the market share price at the beginning of the year resulted in a non-cash expense of $289,533 for stock-based compensation recorded under variable accounting.  The stock options that this expense applies to are stock options that were granted in 2004.  The comparative stock-based compensation expense recorded for the twelve months ended December 31, 2004 was $51,581.

We realized other income of $231,654 for the twelve months ended December 31, 2005, compared to $12,692 for the twelve months ended December 31, 2004.  Other income consisted primarily of interest earned on cash balances and investments which benefited from increasing interest rates throughout the 2005 year.

As of December 31, 2005, we had funds available of $6,346,923.  For the twelve months ended December 31, 2005, we used net cash of $6,435,948 in operating activities consisting primarily of the net loss for the period of $6,020,166.  Other uses of cash were a $359,968 decrease in accounts payable and accrued liabilities offset by a $289,533 non-cash stock-based compensation charge.  Financing activities during the twelve months ended December 31, 2005, were $1,690,240 comprised primarily of gross proceeds of $2,023,872 from the exercise of the greenshoe option of our initial public offering, offset by $213,682 in offering costs.   Subsequent to the quarter, on March 22, 2006 the Company entered into a private placement and issued a total of 6,471,698 common shares for gross proceeds of $5,882,857 (Cdn$6,860,000) and net proceeds after commissions of $5,587,428 (Cdn$6,515,500).

About Chemokine Therapeutics Corp. (TSX: CTI, OTCBB: CHKT)

Chemokine Therapeutics is a product-focused biotechnology company developing drugs that harness the therapeutic potential of stem cells through chemokine pathways. Chemokines are a class of proteins which signal biological responses from stem cells that play a critical role in the growth, differentiation and maturation of cells necessary for fighting infection, as well as tissue repair and regeneration. Stem cells are the master primitive cells that give rise to all of the cells and organs in the body. Chemokines are one of the major mediators of stem cell activity including stem cell growth, differentiation and maturation. Chemokine Therapeutics is a leader in research in this field. The Company has five product candidates with two lead product candidates in clinical trials; CTCE-0214, for enhancing the immune system, and CTCE-9908, to prevent the spread of cancer and its continued growth.

Safe Harbor Statement under the U. S. Private Securities Litigation Reform Act of 1995:  Statements in this document regarding managements' future expectations, beliefs, goals, plans or prospects constitute forward-looking statements that involve risks and uncertainties, which may cause actual results to differ materially from the statements made.  For this purpose, any statements that are contained herein that are not statements of historical fact may be deemed to be forward-looking statements.  Without limiting the foregoing, the words "believes", "anticipates", "plans", "intends", "will", "should", "expects", "projects", and similar expressions are intended to identify forward-looking statements. You are cautioned that such statements are subject to a multitude of risks and uncertainties that could cause actual results, future circumstances, or events to differ materially from those projected in the forward-looking statements. These risks include, but are not limited to, those associated with the success of research and development programs, the regulatory approval process, competition, securing and maintaining corporate alliances, market acceptance of the Company's products, the availability of government and insurance reimbursements for the Company's products, the strength of intellectual property, financing capability, the potential dilutive effects of any financing, reliance on subcontractors and key personnel and other risks detailed from time-to-time in the Company's public disclosure documents and other filings with the U.S. Securities and Exchange Commission and Canadian securities regulatory authorities.  Forward-looking statements are made as of the date hereof, and the Company disclaims any intention and has no obligation or responsibility, except as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Financial Tables Follow:

Chemokine Therapeutics Corp.

(A Development Stage Company)

CONDENSED CONSOLIDATED BALANCE SHEETS

(Expressed in U.S. dollars)

	December 31,	December 31,
	2005	2004

ASSETS

CURRENT ASSETS
Cash and cash equivalents	$3,719,163	$11,436,478
Investments	2,627,760	–
Amounts receivable	33,214	5,560
Prepaid expense and deposits	154,969	57,898

TOTAL CURRENT ASSETS	6,535,106	11,499,936

PROPERTY AND EQUIPMENT	351,438	19,625

LICENSE	23,993	31,687

DUE FROM AFFILIATES	91,783	–

	$7,002,320	$11,551,248

LIABILITIES

CURRENT LIABILITIES
Accounts payable and accrued liabilities	$253,199	$613,167
Deferred revenue	–	275,000
Due to affiliates	–	26,322
Current portion of capital lease obligation due within one year	11,648	–
TOTAL CURRENT LIABILITIES	264,847	914,489

CAPITAL LEASE OBLIGATION	21,157	–
	286,004	914,489

STOCKHOLDERS’ EQUITY

PREFERRED STOCK
Authorized – 6,000,000 voting, participating shares; par value $ 0.001 per share
Issued and outstanding: December 31, 2005 – 2,000,000; December 31, 2004 – 2,000,000	2,000	2,000

COMMON STOCK
Authorized – 100,000,000 voting, participating shares; par value $ 0.001 per share
Issued and outstanding: December 31, 2005 – 31,897,206; December 31, 2004 – 29,343,206	31,897	29,343

ADDITIONAL PAID-IN CAPITAL	23,717,965	21,620,796

(DEFICIT) ACCUMULATED DURING THE DEVELOPMENT STAGE	(17,035,546)	(11,015,380)

	6,716,316	10,636,759

	$7,002,320	$11,551,248

Chemokine Therapeutics Corp.

(A Development Stage Company)

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Expressed in U.S. dollars)

	Years ended December 31,
	2005	2004

REVENUE	$275,000	$-

EXPENSES
Research and development	3,697,005	1,786,427
General and administrative	2,667,290	1,284,501
Stock-based compensation	289,533	51,581
Amortization of license	7,694	8,662
Depreciation of property and equipment	46,684	10,135
Foreign exchange gain	(181,386)	(33,374)

	6,526,820	3,107,932

OTHER INCOME	231,654	12,692

NET (LOSS)	$(6,020,166)	$(3,095,240)

NET (LOSS) PER COMMON SHARE -
FOR THE PERIOD – BASIC AND DILUTED	$(0.19)	$(0.26)

WEIGHTED AVERAGE NUMBER OF
COMMON SHARES OUTSTANDING	31,605,162	12,059,677

For further information contact:

Chemokine Therapeutics Corp. David Karp Chief Financial Officer Phone: (604) 822-3347 E-mail: dkarp@chemokine.net	Frederica Bell Director of Investor Relations Phone: (604) 827-3131 E-mail: fbell@chemokine.net Internet: www.chemokine.net